Income Taxes	6 Months Ended
Jul. 31, 2024
Income Taxes
Income Taxes

Note 17 - Income Taxes

The effective tax rates (which is the provision for income taxes expressed as a percentage of income before income taxes) were 28.2% and 26.6% for the three and six month periods ended July 31, 2024, respectively, and 27.0% and 24.7% for the same periods in fiscal 2024, respectively. The increase in the three and six month periods ended July 31, 2024 compared to the same periods in fiscal 2024 was primarily due to a recovery of tax credits related to prior years in Canada in fiscal 2024. The remainder of the difference is due to normal course movements and non-material items.